UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2010
CENTRAL FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2923 Smith Road, Fairlawn, Ohio	44333

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 666-7979
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 12, 2010, the registrant issued a press release announcing results for the quarter and year to date periods ended September 30, 2010. A copy of the press release is included as Exhibit 99 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99	Press release issued on November 12, 2010 announcing results for the quarter and year to date periods ended September 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation
Date: November 12, 2010	By:	/s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA
President, Treasurer and Chief Financial Officer